UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2009 (December 30, 2009)

ORSUS XELENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33456	20-1198142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29th Floor, Tower B, Chaowai MEN Office Building
26 Chaowai Street, Chaoyang Disc.
Beijing, People's Republic Of
China 100020
(Address of principal executive offices)

86-10-85653777
(Registrant's telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On December 30, 2009, Orsus Xelent Technologies, Inc. (the “Company”) held its 2009 Annual Meeting of Stockholders (the “Meeting”). A transcript of remarks made at the Meeting by Guoji Liu, the Company’s Chief Executive Officer, are attached hereto as Exhibit 99.1.

The Company also issued a press release in connection with the Meeting, which provided updated guidance for the fiscal year ending December 31, 2010.  A copy of the press release is attached hereto as Exhibit 99.2.

The information under this Item 7.01 and in Exhibit 99.1 in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

99.1	Transcript of Remarks by Guoji Liu, Chief Executive Officer of Orsus Xelent Technologies, Inc., at Annual Meeting of Stockholders on December 30, 2009.

99.2	Press Release of Orsus Xelent Technologies, Inc., dated December 30, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 30, 2009

ORSUS XELENT TECHNOLOGIES, INC.

By:	/s/ Hua Chen
Name: Hua Chen Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Transcript of Remarks by Guoji Liu, Chief Executive Officer of Orsus Xelent Technologies, Inc., at Annual Meeting of Stockholders on December 30, 2009.
99.2	Press Release of Orsus Xelent Technologies, Inc., dated December 30, 2009